UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2011
GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (763) 764-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23
EX-99
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01	Other Events.
At the beginning of fiscal 2011, we revised the classification of certain revenues and expenses to better align our income statement line items with how we manage our business. We have reported on this basis in all interim reporting periods in fiscal 2011. We are filing this form 8-K to reflect the changes for fiscal 2010 and prior fiscal years.
We have revised the classification of amounts previously reported in our Consolidated Statements of Earnings to conform to our fiscal 2011 presentation. These revised classifications had no effect on previously reported net earnings attributable to General Mills or earnings per share. These changes include:
•	Revising the classification of certain customer logistics allowances as a reduction of net sales (previously recorded as cost of sales);

•	Revising the classification of certain promotion-related costs, customer allowances and supply chain costs as cost of sales or selling, general and administrative (SG&A) expenses (previously recorded as a reduction of net sales or SG&A expenses);

•	Shifting allocation of certain SG&A expenses, primarily stock-based compensation, between segment operating profit and unallocated corporate items; and

•	Shifting sales responsibility for a customer from our Bakeries and Foodservice segment to our U.S. Retail segment.
The following information (included in Exhibit 99 to this Form 8-K), originally presented in our Annual Report on Form 10-K for the fiscal year ended May 30, 2010 filed with the SEC on July 9, 2010 (the report), reflects the reclassifications described above for the periods presented therein:
•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8. Financial Statements and Supplementary Data.
The following Notes to Consolidated Financial Statements (included in Exhibit 99 to this Form 8-K) changed from those previously contained in the report as a result of the reclassifications described above:
•	Note 1. Basis of Presentation and Reclassification;

•	Note 2. Summary of Significant Accounting Policies;

•	Note 16. Business Segment and Geographic Information; and

•	Note 18. Quarterly Data (Unaudited).
The information contained in Exhibit 99 to this Form 8-K does not reflect events occurring after the filing of the report and does not modify or update the disclosures in the report, except as specifically identified above. Significant developments with respect to those disclosures, as well as other changes in our business, have occurred and are described in filings we have made with the SEC after filing the report.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
23	Consent of Independent Registered Public Accounting Firm

99	Item 6. Selected Financial Data

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data Schedule II — Valuation of Qualifying Accounts

101	Financial Statements for the fiscal year ended May 30, 2010 formatted in Extensible Business Reporting Language: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Earnings, (iii) the Consolidated Statements of Total Equity and Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Notes to Consolidated Financial Statements and (iv) Schedule II — Valuation of Qualifying Accounts

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 11, 2011

GENERAL MILLS, INC.
By:	/s/ Roderick A. Palmore
	Name:	Roderick A. Palmore
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

23	Consent of Independent Registered Public Accounting Firm

99	Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data
Schedule II — Valuation of Qualifying Accounts

101	Financial Statements for the fiscal year ended May 30, 2010 formatted in Extensible Business Reporting Language: (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Earnings, (iii) the Consolidated Statements of Total Equity and Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Notes to Consolidated Financial Statements and (iv) Schedule II — Valuation of Qualifying Accounts